Exhibit 99.1

S&W SEED COMPANY

NOTICE OF REDEMPTION
OF CLASS A WARRANTS

March 12, 2013

Dear Class A Warrantholder:

You are receiving this letter because the records of S&W Seed Company (the "Company") indicate that you are the owner of the Company's outstanding Class A common stock purchase warrants (the "Class A Warrants"). The Class A Warrants were initially issued as a component of the units sold to the public in the Company's initial public offering, which was consummated in May 2010. The Class A Warrants have been exercisable to purchase one share of the Company's Common Stock, $0.001 par value, for $7.15 per share since the units separated in July 2010.

If you have not already exercised the total number of your Class A Warrants, the purpose of this letter (the "Notice") is to inform you that, pursuant to terms of the Class A Warrants and Section 8 of the Warrant Agreement dated May 3, 2010 between the Company and Transfer Online, Inc., as Warrant Agent, the Company is exercising its option to redeem the Warrants at a price of $0.25 per warrant (the "Redemption Price"). The following conditions to the Company's ability to exercise its option to redeem the Warrants have been met:

  Six months has elapsed since the date of our initial public offering;

  Our common stock has closed at a price at least equal to $8.80 for at least five consecutive trading days; and

  We have and will have an effective registration statement with a current prospectus in compliance with Sections 5 and 10 of the Securities Act of 1933, as amended, on file with the Securities and Exchange Commission covering the exercise of the Class A Warrants.

The Company has fixed April 15, 2013 as the date of the redemption (the "Redemption Date"). Pursuant to the terms of the Class A Warrant and Section 8 of the Warrant Agreement, you may exercise the Class A Warrants in accordance with their provisions and receive shares of common stock of the Company at any time after the date of this Notice but prior to the Redemption Date. On or after the Redemption Date, you will have no further rights with regard to the Class A Warrants except to receive, upon surrender of the Class A Warrants, the Redemption Price.

The Company has entered into non-exclusive warrant solicitation agreements with multiple registered broker-dealers (and may engage additional broker-dealers pursuant to similar agreements) to assist in the exercise of the Class A Warrants during the redemption period. All participating brokerage firms will receive a warrant solicitation fee of $0.3575 (5% of the exercise price) per exercised Class A Warrant for which they participate in the solicitation and exercise. If the exercise of your Class A Warrants is solicited by a brokerage firm, the brokerage firm will require that you complete and execute a holder confirmation form provided by it.

If your Class A Warrants are held/registered in "street name" with your brokerage firm, you should contact your brokerage firm immediately regarding your options with respect to the redemption or exercise of the Class A Warrants held by you. Otherwise, in connection with the redemption and in order to receive the Redemption Price (or to exercise the Class A Warrants), please send the original Class A Warrant to the Company's transfer agent:

Transfer Online, Inc.
Attn: Carolyn Hall
512 SE Salmon Street
Portland, OR 97214
Tel: (503) 227-2950

If you are electing to exercise the Class A Warrants, please also remit the amount of money equal to the number of shares underlying the Warrant times $7.15 (the exercise price) together with the original Class A Warrant and completed Warrant Exercise Form (which is attached hereto as Annex A) at the address indicated above. For wire instructions, please contact the Company's transfer agent, Transfer Online, Inc., at the phone number indicated above. In lieu of the attached Warrant Exercise Form, the Company will accept written notice of exercise that is in compliance with the procedures, practices or requirements of the Depository Trust Company.

If you do not exercise the Class A Warrants by the Redemption Date, upon surrender of your expired Class A Warrants to the Company's transfer agent, the Company will direct its transfer agent to pay the Redemption Price to you by check denominated in U.S. Dollars mailed to the address at which you have received this letter.

Neither the Class A Warrants nor the shares of common stock underlying the Class A Warrants have been registered in any jurisdictions outside of the United States. Therefore, if you are located outside of the United States, this offer to redeem Class A Warrants is inapplicable to you. For options available to you, please contact the Company pursuant to the following contact information: Matthew K. Szot, Chief Financial Officer, 25552 South Butte Avenue, P.O. Box 235, Five Points, CA 93624, telephone (559) 884-2535, e-mail mszot@swseedco.com.

Very truly yours,

S&W SEED COMPANY

__________________________________
Mark S. Grewal
President and Chief Executive Officer

Annex A
WARRANT EXERCISE FORM

To: S&W Seed Company

The undersigned hereby irrevocably elects to exercise the within Class A Warrants to the extent of purchasing ___________ shares of Common Stock of S&W Seed Company, a Nevada corporation (formerly, a Delaware corporation), and hereby makes payment of $___________ in payment therefor, all in accordance with the terms and conditions of the attached Class A Warrant.

In the event the undersigned has elected to exercise less than all of the Class A Warrants surrendered, the undersigned shall receive a payment of $0.25 per unexercised Class A Warrant in accordance with the Company's Notice of Redemption dated March 12, 2013 promptly after the Redemption Date of April 15, 2013.

Number of Class A Warrants to be Surrendered:

_________________________________________________________________________

Name: __________________________________________________________

Address: _____________________________________________________

_________________________________________________________________________

Social Security or Taxpayer Identification Number of holder:

______________________________

Signature: ____________________________________

Signature of joint holder (if applicable):

______________________________

Date: ___________________________, 2013

INSTRUCTIONS FOR ISSUANCE OF STOCK
(if other than to the registered holder of the within Class A Warrant)

Name: __________________________________________________________

Address:

_________________________________________________________________________

_________________________________________________________________________

Social Security or Taxpayer Identification Number of Recipient:

______________________________